UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2015
____________________

Codexis, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive
Redwood City, CA 94063
(Address of Principal Executive Offices) (Zip Code)

(650) 421-8100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Codexis, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 10, 2015 in Redwood City, California. The results of the matters voted on by the Company’s stockholders are set forth immediately below.

Proposal 1

To elect three (3) Class II Directors to the Company’s Board of Directors to hold office for three-year terms expiring at the 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal:

	Number of Votes
Name of Nominee	For	Withheld	Broker Non-Votes
Kathleen S. Glaub	20,134,539	27,981	11,485,806
Bernard J. Kelley	20,108,911	53,609	11,485,806
John J. Nicols	20,133,955	28,565	11,485,806

Proposal 2

To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Number of Votes
For	Against	Abstain
31,399,450	168,558	80,318

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 10, 2015

CODEXIS, INC.

By:	/s/ Douglas T. Sheehy
Name:	Douglas T. Sheehy
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary